Mirae Asset Discovery Funds
Summary Prospectus
August 28, 2022
Emerging Markets Fund
Class A	Class C	Class I
MALGX	MCLGX	MILGX
Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://investments.miraeasset.us. You can also get this information at no cost by calling the Fund’s transfer agent at 1-888-335-3417. The Fund’s current Prospectus dated August 28, 2022, and Statement of Additional Information dated August 28, 2022 are incorporated by reference into this summary prospectus.

Emerging Markets Fund
Investment Objective
The investment objective of Emerging Markets Fund (the “Fund”) is to achieve long-term capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund, a series of Mirae Asset Discovery Funds (the “Trust”). You may qualify for sales charge discounts if you and your family invest, or agree to invest, at least $50,000 in the Trust. More information about these and other discounts is available from your financial professional, in the “Description of the Share Classes” section on page 26 of the Fund’s Prospectus, in Appendix A to the Fund’s Prospectus “Financial Intermediary Sales Charge Variations” and in the “Purchase and Redemption of Shares” section beginning on page 31 of the Fund’s statement of additional information (“SAI”).
Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class I
Maximum Sales Charge (Load) imposed on purchases (as a percentage of the offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) for redemptions within one year of purchase (as a percentage of the original cost or redemption proceeds, whichever is less) (a 1.00% deferred sales charge may apply on certain redemptions of Class A Shares made within 18 months of purchase if purchased without an initial sales charge)	None	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management Fees	0.99%	0.99%	0.99%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.54%	0.53%	0.53%
Total Annual Fund Operating Expenses	1.78%	2.52%	1.52%
Fee Waiver and Expense Reimbursement*	(0.38)%	(0.37)%	(0.37)%
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement*	1.40%	2.15%	1.15%

*
The Fund’s investment manager, Mirae Asset Global Investments (USA) LLC (“Mirae Asset USA” or the “Investment Manager”), has contractually agreed to waive its management fee and, if necessary, to reimburse the Fund so that total operating expenses (excluding interest expense, taxes, brokerage commissions and certain other Fund expenses) of the Fund do not exceed 1.40% (for Class A Shares), 2.15% (for Class C Shares) and 1.15% (for Class I Shares) of average daily net assets through August 31, 2023. Each share class may have to repay Mirae Asset USA some of these amounts waived or reimbursed within three years if total operating expenses fall below the expense cap described above. Such repayments are subject to approval by the Board of Trustees, and amounts recaptured under the agreement, if any, are limited to the lesser of  (i) the expense limitation in effect at the time of the waiver or reimbursement and (ii) the expense limitation in effect at the time of the recapture. The agreement may be terminated prior to August 31, 2023 upon 90 days’ prior written notice by a majority of the non-interested trustees of the Trust or by a majority of the outstanding voting securities of the Fund. More information about the Fund’s fee waiver and expense reimbursement agreement is available in the “Management of the Funds” section beginning on page 23 of the Fund’s Prospectus.

Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, taking into account the fee waiver/expense reimbursement in the first year of each period. Although your costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$709	$1,068	$1,451	$2,520
Class C	$318	$749	$1,307	$2,828
Class I	$117	$444	$794	$1,781
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A	$709	$1,068	$1,451	$2,520
Class C	$218	$749	$1,307	$2,828
Class I	$117	$444	$794	$1,781
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally will indicate higher transaction costs and may result in higher taxes when you hold Fund shares in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 106% of the average value of its portfolio.
Principal Investment Strategies of the Fund
Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, measured at the time of purchase, in equity securities (i) of issuers in emerging markets or (ii) that are tied economically to emerging markets, provided that, in either case, the issuers of any such securities are deemed by the Investment Manager to be Sector Leaders (defined below). Equity securities consist of common stock and related securities, such as preferred stock and depositary receipts.
The Investment Manager defines “Sector Leaders” to be those issuers that are highly ranked, or those that the Investment Manager expects to be highly ranked in the future, in terms of market share or market capitalization within their respective country, region, industry, products produced or services offered, as applicable.
In determining whether an issuer is, or is likely to be, highly ranked, the Investment Manager considers, among other things: (i) issuers with a sustainable long-term business model or strategy that the Investment Manager considers to be a competitive advantage; (ii) issuers with businesses that the Investment Manager expects to benefit from long-term economic trends; and (iii) issuers with management practices and philosophies that the Investment Manager considers beneficial to shareholder value.
The Investment Manager considers an emerging market country to include any country that is: (i) generally recognized to be an emerging market country by the international financial community; (ii) classified by the United Nations as a developing country; or (iii) included in the MSCI Emerging Markets Index. The Investment Manager determines that an investment is tied economically to an emerging market if such investment satisfies one or more of the following conditions: (i) the issuer’s primary trading market is in an emerging market; (ii) the issuer is organized under the laws of, derives at least 50% of its revenue from, or has at least 50% of its assets in, emerging markets; (iii) the investment is included in an index representative of emerging markets; and (iv) the investment is exposed to the economic risks and returns of emerging markets.

investments.miraeasset.us	Page 2	Emerging Markets Funds

For market capitalization determination, the Investment Manager considers, on a country-by-country basis, the rankings published by generally recognized classification systems, such as the MSCI Global Industry Classification System (“MSCI GICS”). The Investment Manager may invest in issuers across all industry sectors, as defined by MSCI GICS.
For market share determination, the Investment Manager generally uses its proprietary analysis of an issuer’s competitive positioning within its respective industry on a province, state, country or regional basis. The Investment Manager also may consider product segments or types of services provided by an issuer that are outside of the issuer’s generally recognized industry classification. The Investment Manager’s proprietary analysis may include consideration of third-party data on market share.
The Investment Manager buys and sells securities based on its investment thesis for each issuer, judgment about the prices of the securities and valuations, portfolio cash management, market structural opportunities and concerns, and other macro-economic factors. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. The Fund may invest in securities of any market capitalization. Although the Fund may invest more than 25% of its assets in issuers located in a single country or in a limited number of countries, under normal market conditions, the Fund invests in at least three different countries. Under normal market conditions, the Fund intends to invest substantially all of its net assets in non-U.S. companies.
Principal Risks of Investment in the Fund
The Fund cannot guarantee that it will achieve its investment objective. As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund. Each risk summarized below is considered a “principal risk” related to an investment in the Fund regardless of the order in which it appears.
Asset Allocation Risk — The Fund’s ability to achieve its investment objective will depend, in part, on the Investment Manager’s ability to select the best allocation of assets across the various emerging market countries. There is a risk that the Investment Manager’s evaluations and assumptions may be incorrect in view of actual market conditions.
Depositary Receipts Risk — There may be less material information available regarding issuers of unsponsored depositary receipts and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts are generally subject to the same risks as the related foreign securities.
Foreign Securities Risk — Investments in foreign securities are generally considered riskier than investments in U.S. securities, and may be subject to different and, in some cases, less stringent regulatory and disclosure standards and investor protections than U.S. investments. Also, political concerns, fluctuations in foreign currencies, less publicly available information, and differences in taxation, trading, settlement, custodial and other operational practices may result in foreign investments being more volatile and less liquid than U.S. investments. Foreign regulatory and fiscal policies may affect the ability to trade securities across markets. In addition, there may be difficulties in obtaining or enforcing a court judgment abroad. Foreign markets also may differ widely in trading and execution capabilities, liquidity and expenses, including brokerage and transaction costs. Brokerage and transaction costs are generally higher for foreign securities than for U.S. investments. Foreign investments typically are issued and traded in foreign currencies. As a result, their values may be affected significantly by changes in exchange rates between foreign currencies and the U.S. dollar. Moreover, foreign securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its net asset value (“NAV”). Furthermore, certain foreign securities in which the Fund invests may be listed on foreign exchanges that trade on weekends or other days when the Fund does not calculate its NAV. As a result, the value of the Fund’s holdings may change on days when shareholders are not able to purchase or redeem the Fund’s shares.
Emerging Markets Risk — The risks of foreign investments are typically greater in emerging market countries. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. For these and other reasons, investments in emerging markets are often considered speculative.
Equity Securities Risk; Stock Market Volatility — Equity securities include common and preferred stocks. Stock markets are volatile. The value of equity securities is affected by changes in a company’s financial condition and overall market and economic conditions. Preferred stock may be subject to optional or mandatory redemption provisions.
Geographic Concentration Risk — The Fund may invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries. Social, political and economic conditions and changes in regulatory, tax or economic policy in a country or region could significantly affect the Fund’s performance. For example, as of the most recently completed fiscal year, the Fund was substantially invested in China. See “Risks of Investing in China” below.
High Portfolio Turnover Risk — The Fund may engage in active and frequent trading to achieve its principal investment objectives. Frequent trading increases transaction costs, which could detract from the Fund’s performance. This may also result in the realization and distribution to shareholders of higher capital gains as compared to a fund with less active trading policies, which would increase an investor’s tax liability unless shares are held through a tax deferred or exempt vehicle.
Inflation Risk — Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. The present value of the Fund’s assets and distributions can decline as inflation increases.
Large-Cap Securities Risk — Securities issued by large-cap companies tend to be less volatile than securities issued by smaller companies. However, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.
Legal and Regulatory Risk — The regulatory environment for funds is evolving, and legal, tax and regulatory changes could occur that may adversely affect the Fund.
Market Disruption and Geopolitical Risk — Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, natural and environmental disasters, systemic market dislocations, public health crises and related geopolitical events have led, and in the future may lead, to increased market volatility, which may disrupt U.S. and world economies and markets and may have significant adverse direct or indirect effects on the value of a Fund and its investments. Such events include the pandemic spread of the novel coronavirus known as COVID-19, the withdrawal of the United Kingdom from the European Union (Brexit), the ongoing trade disputes between the United States and China, and the military conflict between Russia and Ukraine.
The onset of COVID-19 has caused significant shocks to global financial markets and economies, with many governments taking extreme actions to slow and contain the spread of COVID-19 (including any variants). These actions have had, and likely will continue to have, a severe economic impact on global economies. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the worldwide economy, as well as the economies of individual countries, individual companies and the market in general in significant and unforeseen ways. In addition, the impact of infectious illnesses, such as COVID-19, in emerging market countries may be greater due to generally less established healthcare systems. This crisis or other public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund.

investments.miraeasset.us	Page 3	Emerging Markets Funds

Risks of Investing in Asia — There are specific risks associated with investing in Asia, including the risk of severe political or military disruption. The development of Asian economies, and particularly those of China, Japan and South Korea, may also be affected by political, military, economic and other factors related to North Korea, including the ongoing military threat from North Korean forces. Other significant ongoing political and military factors in Asia that may affect Asian economies and markets include the Chinese military threat to Taiwan and the South China Seas, as well as nuclear arms threats between India and Pakistan.
Asia comprises countries in all stages of economic development. The majority of the economies in the region can be characterized as either developing or newly industrialized. The smaller size of certain developing economies in Asia may result in a high concentration of holdings and high trading volume in a small number of issuers in such economies. For example, India experiences many of the market risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of Indian securities. In addition, as another example, securities trading on South Korean securities markets are concentrated in a relatively small number of issuers, which results in potentially fewer opportunities. Also, South Korea’s financial sector has shown certain signs of systemic weakness and illiquidity, which could be a material risk for investments in South Korea. Furthermore, brokers in such markets generally are fewer in number and less well- capitalized than brokers in the United States, increasing the risk of default and delay in settlement. The limited size of the markets for some Asian securities can also make them more susceptible to investor perceptions, which can impact their value and liquidity.
Risks of Investing in China — Investments in China and Hong Kong are subject to special risks. The Chinese government continues to heavily influence the course of the Chinese markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies that may be connected to governmental influence, a lack of publicly available information and/or political and social instability. China’s aging infrastructure, growing income inequality and worsening environmental conditions also are factors that may affect the Chinese economy. In addition, any attempt by China to exert control over Hong Kong’s economic, political or legal structures or its existing social policy, could negatively affect investor confidence in Hong Kong, thereby negatively affecting markets and business performance and adversely affecting the Fund’s investments.
Risks of Investing in China A Shares — The Fund has access to certain eligible China A Shares via the Shanghai-Hong Kong Stock Connect and the Shenzen-Hong Kong Stock Connect (“Stock Connect”). Stock Connect is a mutual market access program through which foreign investors such as the Fund can deal in selected securities listed on a China stock exchange through the Hong Kong Stock Exchange (“SEHK”) and the clearing house in Hong Kong. Stock Connect allows overseas investors such as the Fund to purchase and hold securities listed on the Shanghai Stock Exchange and Shenzen Stock Exchange; and allows investors from China to purchase and hold shares listed on the SEHK. While Stock Connect provides a new channel for investors from Hong Kong and overseas to access the China stock market directly, Stock Connect is novel in nature. As a result, investing in China A Shares through Stock Connect presents various risks, including, but not limited to, market, regulatory and operational risks.
Selection Risk — The securities selected by the Fund may underperform the market or other securities selected by other funds.
Small- and Mid-Cap Securities Risk — Securities of small- and mid-sized companies may be more volatile and subject to greater risk than securities of larger companies. Small- and mid-cap companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies, which could lead to higher transaction costs.
You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.
Performance Information
The bar chart and table below provide an indication of the risks of an investment in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns (before and after taxes) compare with those of the MSCI Emerging Markets Index. If the Investment Manager had not agreed to waive or reimburse certain Fund expenses during this period, the Fund’s returns would have been less than those shown. Past performance, including before- and after-tax returns, is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s performance can be found on the Trust’s website at http://investments.miraeasset.us or by calling 1-888-335-3417.
The bar chart below shows the Fund’s annual returns for Class I Shares. The returns for Class A Shares and Class C Shares will be lower than Class I Shares’ returns shown in the bar chart because the expenses of the classes differ.
Annual Total Returns as of 12/31 for Class I Shares*
Best Quarter:	23.80%	12/31/2020
Worst Quarter:	-26.82%	3/31/2020

*
The performance information shown above is based on a calendar year. The Class I Shares year-to date return as of the most recent calendar quarter ended June 30, 2022 was -20.76%.

The table below shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown in the table below are for Class I Shares of the Fund and after-tax returns for Class A and Class C Shares may vary. The table includes all applicable fees and sales charges. The table further compares the Fund’s performance over time to that of the MSCI Emerging Markets Index, a broad-based securities index. For additional information regarding this index, see “Description of Fund Benchmarks” starting on page 21 of the Fund’s Prospectus.
Average Annual Total Returns (for the periods ended December 31, 2021)	1 Year	5 Years	10 Years
Class I
Return Before Taxes	1.69%	11.63%	7.01%
Return After Taxes on Distributions	0.30%	10.92%	6.69%
Return After Taxes on Distributions and Sale of Fund Shares	2.50%	9.19%	5.67%
Class A Returns Before Taxes	-4.46%	10.05%	6.12%
Class C Returns Before Taxes	-0.32%	10.51%	5.93%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	-2.22%	10.26%	5.87%

investments.miraeasset.us	Page 4	Emerging Markets Funds

Management
Investment Manager and Sub-Manager
Mirae Asset Global Investments (USA) LLC (previously defined as “Mirae Asset USA” or the “Investment Manager”) is the investment manager for the Fund. Mirae Asset USA has retained Mirae Asset Global Investments (Hong Kong) Ltd. (“Mirae Asset Hong Kong”) to act as sub-manager to portions of the Fund’s portfolio. The term “Investment Manager” may also refer to the Fund’s sub- manager, as applicable.
Portfolio Managers
William Malcolm Dorson, Portfolio Manager for the Investment Manager, Rahul Chadha, Co-Chief Investment Officer of Mirae Asset Hong Kong, and Phil Lee, Portfolio Manager of Mirae Asset Hong Kong, are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Dorson has managed the Fund since December 2016; Mr. Chadha has managed the Fund since its inception; and Mr. Lee has managed the Fund since April 28, 2021.
Purchase and Sale of Fund Shares
You may purchase or redeem shares of the Fund on days when the New York Stock Exchange is open for regular trading at the Fund’s next determined net asset value after the transfer agent receives your request in good order by: mail (Mirae Asset Discovery Funds, P.O. Box 183165, Columbus, Ohio 43218-3165); telephone (1-888-335-3417); or through your financial intermediary. Shares may be purchased, and redemption proceeds received, by electronic bank transfer, by check, or by wire. Investment minimums for Class A and Class C Shares are generally as set forth in the table below.
Type of Account	Minimum Initial Investment	Minimum Subsequent Investment
Regular	$2,000	$100
IRA and Roth IRA	$500	$50
Coverdell Education Savings Account (Educational IRA)	$500	$50
Systematic Investment Plan	$500	$50
The minimum initial investment for Class I Shares of the Fund is $250,000, subject to certain exceptions. The minimum subsequent investment for Class I Shares of the Fund is $25,000. The Fund may reduce or waive the minimums set forth above in its discretion.
Tax Information
Dividends and capital gain distributions you receive from the Fund may be subject to federal income taxes and may be taxed at ordinary income or capital gain tax rates, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements. In addition, dividends and capital gain distributions you receive from the Fund also may be subject to state and local taxes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Mirae Asset Global Investments (USA) LLC • 625 Madison Avenue, 3rd Floor, New York, NY 10022 • (888) 335-3417 • investments.miraeasset.us